EXHIBIT 23.1

                   CONSENT AND REPORT OF INDEPENDENT CERTIFIED
                                PUBLIC ACCOUNTANT


We hereby consent to the use, in amendment number one to Form 8-K/A dated January 5, 1998, of our report dated January 16, 1998, relating to the financial statements of Colonial Banking Company.

/s/ Moss Adams LLP

Portland, Oregon
March 20, 1998